                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                     FORM 8K

                           Current Report Pursuant to
                             Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported) June 24,1996


                                 AGTsports, INC.
                                 ---------------
               (Exact Name of Issuer as specified in its charter)

             Colorado                0-21914             84-1022287
             --------                -------             ----------
          (State or other          (Commission          (IRS Employer
          jurisdiction of           File No.)           File Number)
          incorporation)


                          6890 S. Tucson Way, Suite 202
                            Englewood, Colorado 80112
                            -------------------------
                (Address of principal executive offices zip code)


                                 (303) 792-5000
                                 --------------
              (Registrant's telephone number, including area code)

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                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934

Item 1.   CHANGES IN CONTROL OF REGISTRANT.
          Not Applicable

Item 2.   ACQUISITION OR DISPOSITION OF ASSETS.
          Not Applicable

Item 3.   BANKRUPTCY OR RECEIVERSHIP.
          Not Applicable

Item 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
          Not Applicable

Item 5.   OTHER EVENTS.
          The Registrant announces the addition of a Board of Directors effective May 14, 1996, to fill vacancies. Listed as follows:

          Outside Director: Mr. B. Mack DeVine, Mr. DeVine is Chief Executive Officer of DeVine & Associates, a private company. He will be responsible for all Registrant operations. Mr. DeVine will serve as acting Chairman, CEO and President.

          Outside Director: Mr. Joe E. Lee, Mr. Lee is the president of School Management, Inc., a private company. He is also General Partner for 7350 Venture & Universal Management, Inc. and Chairman of the Board of the Denver Business College.

Item 6.   RESIGNATION OF REGISTRANT'S DIRECTORS.
          Mr. T. Alan Walls has completed his transition period for the Company and has tendered his resignation as an Officer and Director of the Company effective May 16, 1996. Mr. Walls will continue to serve the Company, assisting with Corporate matters and continuing his efforts with the Ladies Professional Golf Association.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS. Not Applicable

Item 8.   CHANGE IN FISCAL YEAR.
          Not Applicable

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        AGTsports, Inc.

                                        By:    /s/ B. Mack DeVine
                                             --------------------
                                              B. Mack DeVine
                                              Acting President


June 24, 1996